UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2007

ALEXANDER & BALDWIN, INC.

(Exact name of registrant as specified in its charter)

Hawaii	0-565	99-0032630
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

822 Bishop Street, P. O. Box 3440

Honolulu, Hawaii 96801

(Address of principal executive office and zip code)

(808) 525-6611

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Conditions.

On August 15, 2007, Alexander & Baldwin, Inc. made its Supplemental Information Package for its Real Estate Leasing segment, which provides certain supplemental operating and financial information for the six months ended June 30, 2007 and 2006, available on its website. A copy of this Supplemental Information Package is being furnished as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Supplemental Information Package for Alexander & Baldwin, Inc. – Real Estate Leasing Segment, for the six months ended June 30, 2007 and 2006.

                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2007

ALEXANDER & BALDWIN, INC.

/s/ Christopher J. Benjamin

Christopher J. Benjamin

Senior Vice President,

Chief Financial Officer and Treasurer